澳門特別行政區政府
Governo da Região Administrativa Especial de Macau
商業及動產登記局
Conservatória dos Registos Comercial e de Bens Móveis

# 商 業 登 記 證 明
# CERTIDÃO DO REGISTO COMERCIAL

申請編號 Ordem : 148 11/02/2010

申請人 Requerente: CHEN BOR HANN

登記編號 N°.de Registo: 22347 SO

商業名稱 Firma:

| | | | |
|---|---|---|---|
| 中 文 | Em Chinês | : | 澳門美舍有限公司 |
| 葡 文 | Em Português | : | MACAU EIJI LIMITADA |
| 英 文 | Em Inglês | : | MACAU EIJI COMPANY LIMITED |

法人住所 Sede: 澳門俾利喇街５１號至５３號Ｂ地下Ａ座

本證明共 12 頁，均蓋有登記局之鋼印，並編上號碼後由本人簡簽
A presente cercidão ocupa 12 folha(s) e tem aposto o selo branco desta Conservatória, estando todas elas numeradas e por mim rubricadas

所載資料截至 as informações reportam-se até: 04 / 02 / 2010

發出日期 Data de emissão: 11/02/2010

助理員 O Ajudante

António Sérgio Amaral

賬項 Conta:

| | | |
|---|---|---|
| 第八條第一款 c項 Art.8°,n°.1.c .. | $ | *******50 |
| 印花稅表第十一條 Art.11° TGIS ... | $ | *******70 |
| 總金額 Total .................... | $ | ******120 |

## 登錄及附註
## Inscrições e Averbamentos

法人商業企業主登記編號 **Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)**
申請編號 **AP. 32/09092005**
登錄事項 **Facto inscrito**: 設立 acto constitutivo
商業名稱 **Firma**:
中文 em chinês: 澳門美舍有限公司
葡文 em português: "MACAU EIJI LIMITADA"
英文 em inglês: "MACAU EIJI LIMITED"
法人住所 **Sede**: 澳門俾利喇街51號至53號B地下A座
所營事業 **Objecto**: 皮革用品批發和零售、服裝零售
資本 **Capital**: MOP $30,000.00
股東及股 **Sócio(s) e quota(s)**: 1) 容觀祿 IONG, KUN LOK, 男，已婚 casado, 配偶 cônjuge 王愛霞 WONG, OI HA, 取得共同財產制 no regime da comunhão de adquiridos, 居住於澳門新口岸聖德倫街獲多利大廈A座6樓AC座 - $15,000.00 及 e 2) 黃衛明 HUANG, WEIMING, 女，已婚 casada, 配偶 cônjuge 麥志強 MAK, CHI KEUNG, 取得共同財產制 no regime da comunhão de adquiridos, 居住於澳門太和巷金富來花園第一座4樓K - $15,000.00
行政管理 **Administração**: 兩名成員
成員 **Administrador(es)**: 股東 os sócios 容觀祿 Iong, Kun Lok, 委任為董事 及 e 黃衛明 Huang, Weiming, 委任為經理
簽名方式 **Forma de obrigar**: 兩名行政管理機關成員以公司名義共同簽署
文件 **Documentos**: 公證書 escritura 09-09-2005 (海島公證署 C. Not. das Ilhas, 第 fls. 146 頁, 第 L° 335J 號簿冊), 公司章程 estatuto social, 股東名單 relação dos sócios, 公司各機關成員名單 relação dos membros dos órgãos sociais, 接受職務聲明 declaração de aceitação dos cargos
局長 A Conservadora, 譚佩雯 Tam Pui Man

法人商業企業主登記編號 **Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)**
申請編號 **AP. 12/07072006**
附於登錄 **À inscrição**: 編號 Ap.32/09092005
附註事項 **Facto averbado**: 職務之終止 cessação de funções
被解任之人 **Destituído(s)**: 黃衛明 Huang, Weiming
文件 **Documentos**: 議事錄 acta 30-06-2006
局長 A Conservadora, 譚佩雯 Tam Pui Man

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)
申請編號 AP. 58/08082007
附於登錄 À inscrição：編號 Ap.32/09092005
附註事項 Facto averbado：職務之終止 cessação de funções
被解任之人 Destituído(s)：所有行政管理機關成員 todos os membros da administração
文件 Documentos：議事錄 acta 06-08-2007
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

I. ------------------------------------

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)
申請編號 AP. 46/07032006
登錄事項 Facto inscrito：公司章程之部分修改 alteração parcial do pacto
修改部分 Alterações：
所營事業 Objecto：鞋零售和批發、皮革用品零售、服裝零售
文件 Documentos：議事錄 acta 01-03-2006, 公司章程完整文本 o texto completo do estatuto social
局長 A Conservadora, 譚佩雯 Tam Pui Man

I. ------------------------------------

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)
申請編號 AP. 11/07072006
登錄事項 Facto inscrito：取得 aquisição
原因 Causa：股之轉讓 transmissão de quota
股 Quota(s)：$15,000.00
權利主體 Sujeito(s) activo(s)：容觀錄 IONG KUN LOK, 男，已婚 casado, 配偶 cônjuge 王愛霞 WONG OI HA, 取得共同財產制 no regime da comunhão de adquiridos, 居住於澳門新口岸聖德倫街獲多利大廈 A 座 6 樓 AC 座
義務主體 Sujeito(s) passivo(s)：黃衛明 Huang, Weiming
價值 Valor(es)：與票面價值同 igual ao nominal
文件 Documentos：議事錄 acta 30-06-2006, 合同 contrato 30-06-2006
局長 A Conservadora, 譚佩雯 Tam Pui Man

I. ------------------------------------

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)
申請編號 AP. 13/07072006
登錄事項 Facto inscrito：公司章程之部分修改 alteração parcial do pacto
修改部分 Alterações：
資本 Capital：維持不變 mantém o de MOP $30,000.00

股東及股 Sócio(s) e quota(s):

1) 股東 Sócio: 容觀錄 IONG KUN LOK

性別 Sexo: 男 M 婚姻狀況 Estado civil: 已婚 casado

配偶 Cônjuge: 王愛霞 WONG OI HA

財產制度 Regime de bens: 取得共同財產制 regime da comunhão de adquiridos

住所 Domicílio: 澳門新口岸聖德倫街發多利大廈 A 座 6 樓 AC 座

股額 Quota: $30,000.00

行政管理 Administração: 壹名成員

簽名方式 Forma de obrigar: 壹名行政管理機關成員以公司名義簽署

文件 Documentos:

議事錄 30-06-2006；公司章程完整文本

acta 30-06-2006; o texto completo do estatuto social

局長譚佩雯 A Conservadora, Tam Pui Man

I. -----------------------------------

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)

申請編號 AP. 10/28092006

登錄事項 Facto inscrito: 取得 aquisição

原因 Causa: 股之分割轉讓及部分保留 transmissão com divisão e reserva de quota

分割之股 Quota dividida: $30,000.00

保留之股 Quota reservada: $29,000.00

出讓之股 Quota(s) cedida(s): $1,000.00

權利主體 Sujeito(s) activo(s): 容月韶 IONG UT SIO, 女・已婚 casada, 配偶 cônjuge 馮尊麒 FONG CHUN KEI, 取得共同財產制 no regime da comunhão de adquiridos, 居住於澳門氹仔潮州街滙景花園第 1 座 10 樓 C 座

義務主體 Sujeito(s) passivo(s): 容觀錄 Iong Kun Lok

價值 Valor(es): 與票面價值同 igual ao nominal

文件 Documentos: 公證書 escritura 27-09-2006 (第二公證署 2º C. Notarial, 第 fls. 128 頁, 第 Lº 766A 號簿冊)

局長 A Conservadora, 譚佩雯 Tam Pui Man

I. -----------------------------------

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)

申請編號 AP. 56/08082007

登錄事項 Facto inscrito: 取得 aquisição

原因 Causa: 股之分割轉讓及部分保留 transmissão com divisão e reserva de quota

分割之股 Quota dividida: $29,000.00

保留之股 Quota reservada : $16,500.00
出讓之股 Quota(s) cedida(s) : $12,500.00
權利主體 Sujeito(s) activo(s) : 羅偉業 LAU, WAI YIP, 男，未婚，成年 solteiro, maior, 居住於澳門東北大馬路海名居第 3 座 6 樓 L
義務主體 Sujeito(s) passivo(s) : 容覲錄 Iong, Kun Lok
價值 Valor(es) : 與票面價值同 igual ao nominal
文件 Documentos : 合同 contrato 06-08-2007
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

1. ----------------------------------
法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)
申請編號 AP. 57/08082007
登錄事項 Facto inscrito : 取得 aquisição
原因 Causa : 股之轉讓 transmissão de quota
股 Quota(s) : $1,000.00
權利主體 Sujeito(s) activo(s) : 羅偉業 LAU, WAI YIP, 男，未婚，成年 solteiro, maior, 居住於澳門東北大馬路海名居第 3 座 6 樓 L
義務主體 Sujeito(s) passivo(s) : 容月韶 Iong, Ut Sio
價值 Valor(es) : 與票面價值同 igual ao nominal
文件 Documentos : 合同 contrato 06-08-2007
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

1. ----------------------------------
法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)
申請編號 AP. 59/08082007
登錄事項 Facto inscrito : 公司章程之部分修改 alteração parcial do pacto
修改部分 Alterações :
商業名稱 Firma :
中文 em chinês: 澳門美舍有限公司
葡文 em português: "MACAU EIJI LIMITADA"
英文 em inglês: "MACAU EIJI COMPANY LIMITED"
所營事業 Objecto : 皮革用品批發和零售、服裝零售及出入口貿易
資本 Capital : 維持不變 mantém o de MOP $30,000.00
股東及股 Sócio(s) e quota(s) :
1) 股東 Sócio : 容覲錄 IONG KUN LOK
性別 Sexo : 男 M 婚姻狀況 Estado civil : 已婚 casado
配偶 Cônjuge : 王愛霞 WONG, OI HA

財產制度 Regime de bens：取得共同財產制 regime da comunhão de adquiridos
住所 Domicílio：澳門新口岸聖德倫街獲多利大廈A座6樓AC座
股額 Quota：$16,500.00

2) 股東 Sócio：羅偉業 LAU, WAI YIP
性別 Sexo：男 M　　婚姻狀況 Estado civil：未婚，成年 solteiro, maior
住所 Domicílio：澳門東北大馬路海名居第3座6樓L
股額 Quota：$13,500.00

行政管理 Administração：壹名或多名董事，股東或非股東
成員 Administrador(es)：
股東 Sócio(s)：
- 姓名 Nome：容觀錄 IONG KUN LOK
  職稱 Cargo：董事
- 姓名 Nome：羅偉業 LAU, WAI YIP
  職稱 Cargo：董事

簽名方式 Forma de obrigar：任何壹名董事或其代表人簽署
條款 Cláusula：股轉讓與非股東須經公司同意，公司享有第一優先權，股東則次之
文件 Documentos：
議事錄 06-08-2007；公司章程完整文本；股東名單；公司各機關成員名單；接受職務聲明
acta 06-08-2007; o texto completo do estatuto social; relação dos sócios; relação dos membros dos órgãos sociais; declaração de aceitação dos cargos
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)
申請編號 AP. 47/10122007
附於登錄 À inscrição：編號 Ap.59/08082007
附註事項 Facto averbado：職務之終止 cessação de funções
被解任之人 Destituído(s)：所有行政管理機關成員 todos os membros da administração
文件 Documentos：公證書 escritura 30-11-2007 (私人公證員 notário privado João Miguel Barros, 第 fls. 94 頁, 第 Lº 30 號簿冊)
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

I. ----------------------------------
法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)
申請編號 AP. 45/10122007
登錄事項 Facto inscrito：取得 aquisição
原因 Causa：股之分割及轉讓 divisão e transmissão de quota

分割之股 Quota dividida : $16,500.00
因分割所生之股 Quota(s) resultante(s) da divisão : $2,000.00; $14,500.00
權利主體 Sujeito(s) activo(s) : 1) 洪滿祥 HUNG MOON CHEUNG, 男，已婚 casado, 配偶 cônjuge 徐珮玲 TSUI, PUI LING, 分別財產制 no regime da separação de bens, 居住於 residente em Macau, na Rua Cinco de Outubro, nº 150, r/c - $2,000.00 及 e 2) "A POWER AGRO AGRICULTURE DEVELOPMENT, INC.", 住所設於 com sede em Nevada, 3290 Plumas Street #116, City of Reno, County of Washoe - $14,500.00
義務主體 Sujeito(s) passivo(s) : 容觀錄 Iong Kun Lok
價值 Valor(es) : 與票面價值同 iguais aos nominais
文件 Documentos : 公證書 escritura 30-11-2007 (私人公證員 notário privado João Miguel Barros, 第 fls. 94 頁, 第 Lº 30 號簿冊)
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

1. ----------------------------------
法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)
申請編號 AP. 46/10122007
登錄事項 Facto inscrito : 取得 aquisição
原因 Causa : 股之分割及轉讓 divisão e transmissão de quota
分割之股 Quota dividida : $13,500.00
因分割所生之股 Quota(s) resultante(s) da divisão : $1,000.00; $12,500.00
權利主體 Sujeito(s) activo(s) : 1) 洪滿祥 HUNG MOON CHEUNG, 男，已婚 casado, 配偶 cônjuge 徐珮玲 TSUI, PUI LENG, 分別財產制 no regime da separação de bens, 居住於 residente em Macau, na Rua Cinco de Outubro, nº 150, r/c - $1,000.00 及 e 2) "A POWER AGRO AGRICULTURE DEVELOPMENT, INC.", 住所設於 com sede em Nevada, 3290 Plumas Street #116, City of Reno, County of Washoe - $12,500.00
義務主體 Sujeito(s) passivo(s) : 羅偉業 Lau, Wai Yip
價值 Valor(es) : 與票面價值同 iguais aos nominais
文件 Documentos : 公證書 escritura 30-11-2007 (私人公證員 notário privado João Miguel Barros, 第 fls. 94 頁, 第 Lº 30 號簿冊)
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

1. ----------------------------------
法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 22347 (SO)
申請編號 AP. 48/10122007
登錄事項 Facto inscrito : 公司章程之部分修改 alteração parcial do pacto
修改部分 Alterações :
所營事業 Objecto : 皮革用品批發和零售，服裝零售及出入口貿易 comércio de venda e distribuição de

artigos de cabedal, venda de vestuários e importação e exportação

<u>資本 Capital</u>: 維持不變 mantém o de MOP $30,000.00

<u>股東及股 Sócio(s) e quota(s)</u>:

1) <u>股東 Sócio</u>: 洪滿祥 HUNG, MOON CHEUNG
   <u>性別 Sexo</u>: 男 M　　<u>婚姻狀況 Estado civil</u>: 已婚 casado
   <u>配偶 Cônjuge</u>: 徐珮玲 TSUI, PUI LING
   <u>財產制度 Regime de bens</u>: 分別財產制 regime da separação de bens
   <u>住所 Domicílio</u>: Rua Cinco de Outubro, nº 150, r/c, em Macau
   <u>股額 Quota</u>: $3,000.00

2) <u>股東名稱 Denominação</u>: "A POWER AGRO AGRICULTURE DEVELOPMENT, INC."
   <u>住所 Sede</u>: 3290 Plumas Street #116, City of Reno, County of Washoe, Nevada
   <u>股額 Quota</u>: $27,000.00

<u>行政管理 Administração</u>: composta por um ou mais administradores

<u>成員 Administrador(es)</u>:

<u>非股東 Não Sócio(s)</u>:

- <u>姓名 Nome</u>: 陳伯翰 CHEN, BOR-HANN
  <u>性別 Sexo</u>: 男 M　　<u>婚姻狀況 Estado civil</u>: 已婚 casado
  <u>住所 Domicílio</u>: Tai Sun Street, 3/F, Lane 16, Taipei, Taiwan
- <u>姓名 Nome</u>: TAN POAY TEIK
  <u>性別 Sexo</u>: 男 M　　<u>婚姻狀況 Estado civil</u>: 已婚 casado
  <u>住所 Domicílio</u>: 71 Persiarandesa Ampang, Taman Sri Ampang, Ampang 68000, Selangor, na Malásia

<u>簽名方式 Forma de obrigar</u>: a assinatura de um administrador

<u>條款 Cláusula</u>: a transmissão de quotas quer entre os sócios quer a estranhos, depende do consentimento da sociedade, que tem o direito de preferência, preferindo, em segundo lugar, os sócios na proporção das suas quotas

<u>文件 Documentos</u>:

公證書（載於私人公證員 João Miguel Barros 第 30 號簿冊第 94 頁）30-11-2007；公司章程完整文本；股東名單；公司各機關成員名單；接受職務聲明

escritura 30-11-2007 (notário privado João Miguel Barros, fls. 94, Lº 30); o texto completo do estatuto social; relação dos sócios; relação dos membros dos órgãos sociais; declaração de aceitação dos cargos

代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

## <u>備考索引</u>
## <u>Cotas de referência</u>

登記編號 Nº. de Registo: **22347 (SO)**

登錄 Ins. nº Ap.32/09092005 (設立 acto constitutivo)
附註 Avb.nº Ap.12/07072006 (職務之終止 cessação de funções)
附註 Avb.nº Ap.58/08082007 (職務之終止 cessação de funções)
登錄 Ins. nº Ap.46/07032006 (公司章程之部分修改 alteração parcial do pacto)
登錄 Ins. nº Ap.11/07072006 (股之轉讓 transmissão de quota)
登錄 Ins. nº Ap.13/07072006 (公司章程之部分修改 alteração parcial do pacto)
登錄 Ins. nº Ap.10/28092006 (股之分割轉讓及部分保留 transmissão com divisão e reserva de quota)
登錄 Ins. nº Ap.56/08082007 (股之分割轉讓及部分保留 transmissão com divisão e reserva de quota)
登錄 Ins. nº Ap.57/08082007 (股之轉讓 transmissão de quota)
登錄 Ins. nº Ap.59/08082007 (公司章程之部分修改 alteração parcial do pacto)
附註 Avb.nº Ap.47/10122007 (職務之終止 cessação de funções)
登錄 Ins. nº Ap.45/10122007 (股之分割及轉讓 divisão e transmissão de quota)
登錄 Ins. nº Ap.46/10122007 (股之分割及轉讓 divisão e transmissão de quota)
登錄 Ins. nº Ap.48/10122007 (公司章程之部分修改 alteração parcial do pacto)

- - - - 完 Fim - - - -

45 a 48

**ESTATUTOS ACTUALIZADOS**

Apresentação

10 DEC 2007

O Funcionário

"澳門美舍有限公司"

**"MACAU EIJI LIMITADA"**

**"MACAU EIJI COMPANY LIMITED"**

------------------------ **ARTIGO PRIMEIRO** ------------------------

------ A sociedade adopta a denominação em chinês "澳門美舍有限公司", em português, "MACAU EIJI LIMITADA" e, em inglês, "MACAU EIJI COMPANY LIMITED", com sede em 澳門俾利喇街 51 號至 53 號 B 地下 A. ----------------------------------------

------------------------ **ARTIGO SEGUNDO** ------------------------

------ O objecto da sociedade é o comércio de venda e distribuição de artigos de cabedal, venda de vestuários e importação e exportação, podendo ainda dedicar-se a todo e qualquer outro ramo de comércio ou indústria permitido por lei. --

------------------------ **ARTIGO TERCEIRO** ------------------------

------ A sua duração é por tempo indeterminado, contando-se, para todos os efeitos, o seu inicio a partir da data da sua constituição. ------------------------------------------------------------

------------------------ **ARTIGO QUARTO** ------------------------

------ O capital social, integralmente subscrito e realizado em dinheiro, é de TRINTA MIL PATACAS e corresponde à soma de quotas dos sócios assim discriminadas: ----------------------------

----- a) uma quota no valor de VINTE E SETE MIL PATACAS,

9

subscrita pela sócia **"A POWER AGRO AGRICULTURE DEVELOPMENT, INC.**; e ----------------------------------------

---- b) uma quota no valor de **TRÊS MIL PATACAS**, subscrita pelo sócio **HUNG, MOON CHEUNG (洪,滿祥 - 3163 3341 4382)**.

------------------------ **ARTIGO QUINTO** ------------------------

----- A transmissão de quotas quer entre os sócios quer a estranhos, depende do consentimento da sociedade, que tem o direito de preferência, preferindo, em segundo lugar, os sócios na proporção das suas quotas. ----------------------------------------

------------------------ **ARTIGO SEXTO** ------------------------

----- A gestão e administração dos negócios da sociedade pertencem a uma administração, composta por um ou mais administradores, desde já nomeados os não sócios **陳柏翰 - CHEN, BOR-HANN**, casado, nacionalidade chinesa e residente em Taiwan, Tai Sun Street, 3/F, Lane 16, Taipei, e **TAN POAY TEIK**, casado, de nacionalidade malasiana e residente na Malásia, 71 Persiarandesa Ampang, Taman Sri Ampang, Ampang 68000, Selangor. ----------------------------------------

-------------------- **PARÁGRAFO PRIMEIRO** --------------------

----- Para a sociedade ficar validamente obrigada, em todos os seus actos, contratos e documentos, activa ou passivamente, em juízo ou fora dele, é suficiente a assinatura de um administrador.

-------------------- **PARÁGRAFO SEGUNDO** --------------------

----- A sociedade pode constituir mandatários, sendo ainda conferida aos administradores a faculdade de delegar total ou

parcialmente os seus poderes. ----------------------------------------

--------------------- PARÁGRAFO TERCEIRO -----------------------

----- Sem prejuízo do disposto no parágrafo seguinte, é proibido à administração obrigar a sociedade em actos e contratos estranhos ao objecto da sociedade. ----------------------------------

--------------------- PARÁGRAFO QUARTO --------------------------

------ Os administradores, de harmonia com a forma de obrigar estipulada no parágrafo primeiro deste artigo, poderão, além dos actos normais de administração, obrigar a sociedade nos seguintes actos: --------------------------------------------------------

----- a) Alienar, por venda, troca ou qualquer outro título oneroso, bens móveis ou imóveis, valores e direitos, incluindo obrigações e quaisquer participações sociais e, bem assim, constituir hipotecas ou quaisquer garantias ou ónus sobre os mesmos bens; ---------------------------------------------------------------------

----- b) Adquirir, por qualquer modo, bens móveis ou imóveis, valores e direitos, designadamente participação no capital social de outras sociedades pre-existentes ou a constituir; ----------------

----- c) . Tomar ou dar de arrendamento bens imóveis para a prossecução dos fins sociais; -------------------------------------------

----- d) Movimentar contas bancárias, depositar e levantar dinheiro, emitir, subscrever, aceitar, sacar e endossar letras, livranças, cheques e quaisquer outros títulos de crédito; ----------

----- e) Contrair empréstimos e obrigar-se em quaisquer outros financiamentos bancárias ou de outra natureza, com ou sem

garantias reais; e ---------------------------------------------------------------

----- f) Constituir hipotecas e outras garantias ou ónus sobre bens ou direitos sociais, para a segurança de empréstimos, financiamentos e outras obrigações contraídas pela sociedade. --

---------------------------ARTIGO SÉTIMO -------------------------------

----- As assembleias gerais, quando a lei não exigir outra formalidade, serão convocadas por qualquer administrador, por meio de carta registada, dirigidas aos sócios com, pelo menos, quinze dias de antecedência, indicando sempre o assunto a tratar. ------------------------------------------------------------------------

--------------------- PARÁGRAFO PRIMEIRO ---------------------------

----- Os sócios poderão fazer-se representar por outro sócio nas assembleias gerais, mediante mandato conferido por simples carta. ------------------------------------------------------------------------

---------------------PARÁGRAFO SEGUNDO --------------------------

----- A falta de antecedência prevista no corpo deste artigo, poderá ser suprida pela aposição da assinatura dos sócios no aviso de convocação, sem prejuízo do disposto no artigo duzentos e dezassete do Código Comercial.

Macau, aos 30 de Novembro de 2007.

O administrador:

4

12

*(Translation)*

MACAU SPECIAL ADMINISTRATIVE REGION
Registry of Businesses

## Business Registration Certification

Application No: 148 February 11, 2010

Applicant: CHEN BOR HANN

Registration No: **22347 SO**

Business Name:

Chinese:

Portugal: MACAU EIJI LIMITADA

English: MACAU EIJI COMPANY LIMITED

Address: Building A, First floor, No.51-53 B Pi La Street, Macau

This Certificate consists of 12 pages, all bearing the Seal of the Registry, serial number and my initials.

The information contained herein as at February 4, 2010.

Date of issue: February 11, 2010.

Officer

(Signed)

Antonio Sergio Amaral

**Charges**

Article 8 No. 1 c ……………………………………….$ 50.00

Stamp Duty Schedule Article 11…………………………...$ 70.00

Total ………………………………………………………… $ 120.00

# Registration Contents & Appendices

Business Registration No: 22347 (SO)

Business Application No: AP.32/09092005

Registration Purpose: Incorporation

Business Name :

Chinese :

Portugal : MACAU EIJI LIMITADA

English : MACAU EIJI COMPANY LIMITED

Address : Building A, First floor, No.51-53 B Pi La Street, Macau

Business : Leather products' wholesale or retailing, garment retailing and import & export

Capital : MOP$30,000.00

Shareholders & Share capital :

1) Shareholder : IONG, KUN LOK

   Sex : Male    Marital Status : Married

   Spouse : WONG, OI HA

   Personal Asset arrangement : Mutual asset arrangement with spouse

   Address : Building A, F/6-AC, Huoli Plaza, Xin Kou'an Sheng De Lun Street, Macau

   Share capital : $15,000.00

2) Shareholder : HUANG, WEIMING

   Sex : Female    Marital Status : Married

   Spouse : MAK, CHI KEUNG

   Personal Asset arrangement : Mutual asset arrangement with spouse

   Address : Unit K, F/4, Building 1 Jin Fu Lai Garden, Tai He Lane, Macau

   Share capital : $15,000.00

Board of Directors: Consists of 2 directors

Members:

Shareholder IONG, KUN LOK appointed as the director and HUANG, WEIMING appointed as the manager.

Signature Authorisation : the signatures of both directors are required to take effect

Document: Notarised Certificate of September9 2005（Islands Public Notary Office, Record no. L$^{O}$ 335J, Page146）; Company's constitution; Shareholders' list; List of the members of the company's various departments; Acceptance of appointment

Head of Registry: Tam Pui Man

Business Registration No: 22347 (SO)

Application No: AP.12/07072006

Appendices Registration: No. AP.32/09092005

Appendices Purpose: Termination of duties

Dismissed Person: HUANG, WEIMING

Document: Minutes of Board of June 30 2006

Head of Registry: TAM PUI MAN

I-------------------------------------------------------------------

Business Registration No: 22347 (SO)

Application No: AP.58/08082007

Appendices Registration: No. AP.32/09092005

Appendices Purpose: Termination of duties

Person Dismissed: All the directors

Document: Minutes of Board of August 6, 2007

Acting Head of Registry: Leonor Madeira de Carvalho

I----------------------------------------------------------------------------

Business Registration No: 22347 (SO)

Application No: AP.46/07032006

Registration Purpose: Amending part of the company's constitution

Amendment:

Business: Wholesale or retailing of shoes, retailing of leather products and garment.

Document: Minutes of Board of March1,2006, full set copy of the company's constitution..

Head of Registry: TAM PUI MAN

I----------------------------------------------------------------------------

Business Registration No: 22347 (SO)

Application No: AP.11/08082007

Registration Purpose: Acquisition

Reason: Transfer of shares

Share Capital: $15,000.00

Acquirer: IONG, KUN LOK

Sex: Male Marital Status: Married

Spouse: WONG, OI HA

Personal Asset arrangement: Mutual asset arrangement with spouse

Address : Building A, F/6-AC, Huoli Plaza, Xin Kou'an Sheng De Lun Street, Macau

Transferee: HUANG, WEIMING

Value: Share face value

Document: Notarised Certificate of September27, 2006 ( the Second Notary Office, Record No.766A. Page128,)

Head of Registry: TAM PUI MAN

I--------------------------------------------------------------------------------

Business Registration No: 22347 (SO)

Business Application No: AP.13/07072006

Registration Purpose: Amending part of the company's constitution

Capital: MOP$30,000.00 (remains the same)

Shareholders & Share capital:

1) Shareholder: IONG, KUN LOK

Sex: Male Marital Status: Married

Spouse: WONG, OI HA

Personal Asset arrangement: Mutual asset arrangement with spouse

Address : Building A, F/6-AC, Huoli Plaza, Xin Kou'an Sheng De Lun Street, Macau

Share capital: $30,000.00

Board of Directors: 1 director

Signature Authorisation: Only one signature of the directors is required to take effect

Document: Minutes of Board of June 30, 2006, Contract of June30,2006, full set copy of the company's constitution.

Head of Registry: TAM PUI MAN

I--------------------------------------------------------------------------------------

Business Registration No: 22347 (SO)

Application No: AP.10/28092006

Registration Purpose: Acquisition

Reason: Transfer part of shares and the balance remains

Share Capital: $30,000.00

Reserved Share Capital: $29,000.00

Transferred Share Capital: $1,000.00

Acquirer: IONG UT SIO

Sex: Female Marital Status: Married

Spouse: FONG, CHUN KEI

Personal Asset arrangement: Mutual asset arrangement with spouse

Address: Unit.C, F/10, Building 1 Hui Jing Garden, Chaozhou Street, Tun Zai, Macau

Transferee: IONG, KUN LOK

Value: Share face value

Document: Minutes of Board of June 30, 2006, Contract of June 30, 2006

Head of Registry: TAM PUI MAN

I-----------------------------------------------------------------------------------

Business Registration No: 22347 (SO)

Application No: AP.56/08082007

Registration Purpose: Acquisition

Reason: Transfer part of share and the balance remains

Share Capital: $29,000.00

Reserved Share Capital: $16,500.00

Transferred Share Capital: $12,500.00

Acquirer: LAU, WAI YIP

Sex: Male Marital Status: Unmarried, Adult

Address : Unit L, F/6, Building 3 Hai Ming Ju, Dong Bei Da Ma Road, Macau.

Transferee: IONG, UT SIO

Value: Share face value

Document: Contract of August 6, 2007

Acting Head of Registry: Leonor Madeira de Carvalho

I-----------------------------------------------------------------------------------

Business Registration No: 22347 (SO)

Application No: AP.57/08082007

Registration Purpose: Acquisition

Reason: Transfer part of share

Share Capital: $1,000.00

Acquirer: LAU, WAI YIP

Sex : Male Marital Status : Unmarried, Adult

Address : Unit L, F/6, Building 3 Hai Ming Ju, Dong Bei Da Ma Road, Macau.

Transferee: IONG, UT SIO

Value: Share face value

Document: Contract of August 6, 2007

Acting Head of Registry: Leonor Madeira de Carvalho

I--------------------------------------------------------------------------------

Business Registration No: 22347 (SO)

Application No: AP.59/08082007

Registration Purpose: Amending part of the company's constitution

Amendment:

Business Name:

Chinese: 澳門美舍有限公司

Portugal: MACAU EIJI LIMITADA

English: MACAU EIJI COMPANY LIMITED

Business: Leather products' wholesale or retailing, garment retailing and import & export

Capital: MOP$30,000.00 (remains unchanged)

Shareholders & Share capital:

1) Shareholder: IONG, KUN LOK

Sex: Male Marital Status: Married

Spouse: WONG, OI HA

Personal Asset arrangement: Mutual asset arrangement with spouse

Address: Building A, F/6-AC, Huoli Plaza, Xin Kou'an Sheng De Lun Street, Macau

Share capital: $16,500.00

2) Shareholde: LAU, WAI YIP

Sex: Male Marital Status: Unmarried, Adult

Address: Unit L, F/6, Building 3 Hai Ming Ju, Dong Bei Da Ma Road, Macau.

Share capital: $13,500.00

Board of Directors: one or more directors, shareholders or non-shareholders.

Shareholders:

Name: IONG, KUN LOK Title: Director

Name: LAU, WAI YIP Title: Director

Signature Authorisation: Only one signature of the directors or their nominator is required to take effect

Condition: The transmission of shares both among the shareholders or to the third party, shall require the consent of the company, and the company has the first right to purchase, and secondly the shareholders.

Document: Minutes of Board of August6, 2006; Full set copy of the company's constitution; Shareholder's list; List of members of the company's various departments; Acceptance of appointment.
Acting Head of Registry: Leonor Madeira de Carvalho

Business Registration No: 22347 (SO)
Application No: AP.47/10122007
Appendices Registration: No.AP.59/08082007
Appendices Purpose: Termination of duties
Dismissed Person: All the directors
Document: Notarised Certificate of November 30, 2007 (extracted from Private Notary Public Joao Miguel Barros's Records No. L$^{O}$ 30, Page 94 ).
Acting Head of Registry: Leonor Madeira de Carvalho

I--------------------------------------------------------------------------------------
Business Registration No: 22347 (SO)
Application No: AP.45/10122007
Registration Purpose: Acquisition
Reason: Splitting and transfer of shares
Share Split: $16,500.00
Resultant Share after Split: $2,000.00; $14,500.00
Acquirer:

1) HUNG, MOON CHEUNG
   Sex: Male Marital Status: Married
   Spouse: TSUI, PUI LENG
   Personal Asset arrangement: Separate asset arrangement with spouse
   Address: Rua Cinco de Outubro, n° 150, r/c. em Macau
   Share Capital: $2,000.00
2) A POWER AGRO AGRICUTURE DEVELOPMENT, INC.
   Address: 3290 Plumas Street #116, City of Reno, Country of Washoe, Nevada
   Share Capital: $14,500.00

Transferee: IONG, KUN LOK
Value: Share face value
Document: Notarised Certificate of November30,2007 (extracted from Private Notary Public Joao Miguel Barros's Records No. L$^{O}$ 30, Page 94).

Acting Head of Registry: Leonor Madeira de Carvalho

I--------------------------------------------------------------------------------

Business Registration No: 22347 (SO)

Application No: AP.46/10122007

Registration Purpose: Acquisition

Reason: Splitting and transfer of share

Share Split: $13,500.00

Resultant Share after Split: $1,000.00; $12,500.00

Acquirer:

1) HUNG, MOON CHEUNG

Sex: Male Marital Status: Married

Spouse: TSUI, PUI LENG

Personal Asset Arrangement: Separate asset arrangement with spouse

Address: Rua Cinco de Outubro, n° 150, r/c. em Macau

Share Capital: $1,000.00

2) A POWER AGRO AGRICUTURE DEVELOPMENT, INC.

Address: 3290 Plumas Street #116, City of Reno, Country of Washoe, Nevada

Share Capital: $12,500.00

Transferee: LAU, WAI YIP

Value: Share face value

Document: Notarised Certificate of November30, 2007(extracted from Private Notary Public Joao Miguel Barros's Records No. $L^{O}$ 30, Page 94).

Acting Head of Registry: Leonor Madeira de Carvalho

I----------------------------------------------------------------------------------

Business Registration No: 22347 (SO)

Application No: AP.48/10122007

Registration Purpose: Amending part of the company's constitution

Amendment:

Business: leather products' wholesale or retailing, garment retailing and import & export

Capital: MOP$30,000.00 (remains unchanged)

Shareholders & Share capital:

1) Shareholder: HUNG, MOON CHEUNG

Sex: Male Marital Status: Married

Spouse: TSUI, PUI LING

Personal Asset Arrangement: Separate asset arrangement with spouse

Address: Rua Cinco de Outubro, n° 150, r/c. em Macau

Share Capital: $3,000.00

2) Shareholder: "A Power Agro Agriculture Development, Inc."

Address: 3290 Plumas Street #116, City of Reno, Country of Washoe, Nevada

Share capital: $27,000.00

Board of Directors: Consists of 1 or more directors

Non-Shareholder:

Name: CHEN, BOR-HANN

Sex: Male Marital Status: Married

Address: Tai Sun Street, 3/F, lane 16, Taipei, Taiwan

Name: TAN POAY TEIK

Sex: Male Marital Status: Married

Address: 71 Persiarandesa Ampang, Taman Sri Ampang, 68000, Selangor, Malaysia.

Signature Authorisation: Only one signature of the directors is required to take effect

Condition: Prior consent of the Company is required for any share transfer and the Company has the first right to purchase.

Document:

Notarised Certificate of November 30, 2007 (extracted from Private Notary Public Joao Miguel Barros's Records No.30 Page94); Company Constitution; Shareholders' List; List of the members of the Company's various departments; Acceptance of Appointment

Acting Head of Registry: Leonor Madeira de Carvalho

## Reference Note

Business Registration No : 22347 (SO)

Registration AP.32/09092005 (incorporation)

Appendices Ap.12/07072006 (termination of duties)

Appendices Ap.58/08082007 (termination of duties)

Registration AP.46/07032006 (amending part of the company's constitution)

Registration AP.11/07072006 ( transfer of shares)

Registration AP.13/070372006 (amending part of the company's constitution)

| | |
|---|---|
| Registration AP.10/28092006 | ( splitting and transfer of shares) |
| Registration AP.56/28092006 | ( splitting and transfer of shares) |
| Registration AP.57/08082007 | ( transfer of shares) |
| Registration AP.59/08082007 | (amending part of the company's constitution) |
| Appendices Ap.47/10122007 | (termination of duties) |
| Registration AP.46/10122007 | ( splitting and transfer of shares) |
| Registration AP.48/10122007 | (amending part of the company's constitution) |

---- The End ----

# Statutory Updates

澳門美舍有限公司

"MACAU EIJI LIMITADA"

"MACAU EIJI COMPANY LIMITED"

Article No. 1

----- The business name of the Company shall be "澳門美舍有限公司" in Chinese language, "MACAU EIJI LIMITADA" in Portugal language and "MACAU EIJI COMPANY LIMITED" in English language, and its address shall be Building A, First floor, No.51-53 B Pi La Street, Macau.

Article No. 2

----- The business of the Company shall be : Leather products' wholesale or retailing, garment retailing and import & export, and all other businesses, commercial or industrial, permitted by law.

Article No. 3

----- The operational and validity period of the Company is not pre-determined, and the Company shall commence its operation as from the date of its constitution.

Article No. 4

The capital of the Company shall be Macau Dollars Thirty Thousand **(MOP$30,000.00)**, duly paid up by cash : -----

----- a) The shareholder "**A Power Agro Agriculture Development, Inc.**" holds 1 share, duly paid Macau Dollars Twenty Seven Thousand **(MOP$27,000.00)** ; and

----- b) The shareholder **HUNG, MOON CHEUNG (3163 3341 4382)** holds 1 share, duly paid Macau Dollars Three Thousand **(MOP$3,000.00)**.

Article No. 5

----- The transmission of shares both among the shareholders or to the third party, shall require the consent of the company, and the company has the first right to purchase, and secondly the shareholders.

Article No. 6

----- The Company shall be managed and represented by 1 or more directors. The non shareholder **CHEN, BOR-HANN**, male, married, Chinese Nationality, now residing at Tai Sun Street, 3/F, lane 16, Taipei, Taiwan and the non shareholder **TAN POAY TEIK**, male, married, Malaysian Nationality, now residing at 71 Persiarandesa Ampang, Taman Sri Ampang, Ampang 68000, Selangor, Malaysia are now appointed as the members of the board of directors.

Paragraph 1

----- The conduct, agreements and documents of the Company shall be executed by 1 member of the board of directors to be binding on the Company.

Paragraph 2

----- The company may appoint agent, and the members of the board of directors may delegate part or all of their powers or duties to other person.

Paragraph 3

----- Without prejudice to the following paragraph, and prohibited the board of directors to force the company into deeds and contracts outside the company's business.

Paragraph 4

----- In pursuance of Paragraph 1 on the legally binding responsibility of the Company, members of the Company, apart from their management duties, may:

----- a) transfer by way of a sale, exchange or other method with consideration any movable or immovable assets, assets with value and undertaking of the Company, including debt securities and shareholders' capital, and pledge any of the Company's asset or undertaking as security or guarantee ;

----- b) acquire by whatever means any movable or immovable assets, assets with value and undertaking of any existing or to-be-incorporated companies, including their debt securities and shareholders' capital ;

----- c) to carry out any of the objects of the company lease or take on lease any immovable properties ;

----- d) draw, make, accept, endorse, discount, execute and issue promissory notes, bills of exchange and other negotiable or transferable instruments ;

----- e) borrow money or raise any other form of loan or financing and provide any guarantee for any person or thing in whatever nature or form.

----- f) to secure the Company's borrowing or fund raising mortgage or charge the Company's undertaking and property whether outright or as security for any debt, liability, or obligation of the Company.

Article No. 7

----- Unless the law otherwise provides, a general meeting shall be convened by a member of the board of directors by way of written notice sent to the shareholders by registered post fifteen days at the least before the date of the general meeting, specifying the purpose of the meeting.

Paragraph 1

----- A shareholder may appoint another shareholder as his proxy for the purpose of attendance at the general meeting and, for that purpose, the shareholder shall notify the chairman in writing of such appointment of proxy.

Paragraph 2

----- If a general meeting is convened by a shorter notice, the shareholders may rectify the same by signing on the Notice of Meeting, without prejudice to the applicability of Section 217, Commercial Code.

Macau, November 30, 2007

The Director

(Signed)